Dreyfus
Municipal Income, Inc.


SEMIANNUAL REPORT
March 31, 2001

(reg.tm)





                        DREYFUS MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Municipal bonds generally provided attractive returns over the six-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18%, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2001, the fund produced a 9.61% total return.(1) In addition, the fund provided income dividends of $0.2640 per share, which is equal to an annualized distribution rate of 5.97% over the same period.(2)

We attribute the fund's total return to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio of municipal bonds. In so doing, we strive to identify bonds that we believe can
help    the    fund    in    seeking    high    current    income.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high then current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of what we believe can potentially be higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain then current yields for as long as we think practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When bonds held by the fund mature or are redeemed by their issuers, we generally attempt to replace them with new comparable securities. We also may look to upgrade the fund, when we deem appropriate, with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

When the reporting period began on October 1, 2000, evidence had emerged that the previous rate hikes implemented by the Federal Reserve Board (the "Fed") were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. As a result, municipal bond yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November and December.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by one-half of a percentage point at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point at its scheduled meetings at the end of January and again in March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the municipal bond market's strong price performance during the period was the result of investors fleeing a declining stock market. During the first quarter of 2001, however, the supply of new municipal bond issues began to build after an anemic year of new issuance in 2000. States and municipalities have issued more bonds because of lower borrowing costs and, in some cases, because economic weakness has threatened to reduce tax revenues. These supply-and-demand influences generally caused municipal bond yields to decline less than those of comparable taxable securities. We also generally maintained a long maturity structure, helping to lock in then prevailing yields as interest rates fell.


From a securities selection perspective, we replaced maturing or called bonds with new securities that we considered good values, such as bonds from South Carolina, Washington, D.C. and New York that are backed by litigation
settlements    with    the    nation's    tobacco    companies.

In addition, declining interest rates benefited the fund because of commensurately lower yields on the fund's auction-rate preferred notes, which were issued in September 1999. Lower interest rates reduced the fund's borrowing costs, leaving more assets available for investment.

What is the fund's current strategy?

We have maintained our emphasis on seeking high current income. While we have focused primarily on higher quality investment-grade bonds, recent widening of the yield differences between higher quality and lower quality investment-grade bonds makes the latter's income characteristics more attractive. Of course, we intend to remain diligent in our independent credit analyses of any bonds we may consider.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.3%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project) 6.50%, 9/1/2025                                     2,500,000                2,557,625

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000                7,869,075

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000                4,890,316

ALASKA--3.9%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000                7,285,040

Valdez, Marine Terminal Revenue

   (British Petroleum Pipeline Inc. Project) 5.50%, 10/1/2028                                 4,090,000                4,102,924

CALIFORNIA--5.8%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000                5,316,100

   MFHR (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         3,750,000                3,866,475

California Health Facilities Financing Authority,

  Revenue (Sutter Health)

   6.25%, 8/15/2035                                                                           2,500,000                2,653,650

California Statewide Communties Development Authority, COP

   (Catholic Healthcare West) 6.50%, 7/1/2020                                                 5,000,000                5,131,000

COLORADO--1.9%

Colorado Springs, HR 6.375%, 12/15/2030                                                       3,000,000                3,087,600

City and County of Denver, Airport Revenue

  (Special Facilities-United Airlines Inc. Project)

   6.875%, 10/1/2032                                                                          2,480,000                2,482,282

DISTRICT OF COLUMBIA--2.5%

District of Columbia, Revenue

  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000                2,161,952

District of Columbia Tobacco Settlement Financing Corp.,

   Tobacco Settlement Asset-Backed Bonds 6.75%, 5/15/2040                                     5,000,000                5,115,300

FLORIDA--5.2%

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         1,500,000                1,518,060

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.85%, 2/15/2021                                                                        6,950,000  (a)           4,587,000


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County, Solid Waste IDR (continued):

  (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         2,700,000  (a)           1,782,000

Pinellas County Housing Finance Authority,

  SFMR (Multi-County Program)

   6.70%, 2/1/2028                                                                            3,990,000                4,200,951

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                3,000,000                2,928,600

GEORGIA--2.3%

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     5,895,000  (b)           6,648,794

ILLINOIS--7.6%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,370,600

Chicago-O'Hare International Airport, Special Facility Revenue

   (American Airlines Inc. Project) 8.20%, 12/1/2024                                          1,000,000                1,118,180

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities

    Acquisition Program):

         8.75%, 3/1/2010                                                                        105,000                  105,943

         5.50%, 7/1/2012                                                                      1,405,000                1,310,711

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                          5,800,000                5,982,410

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                7,110,670

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,121,820

INDIANA--1.0%

Franklin Township School Building Corp.

  (Marion County) First Mortgage

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  2,500,000  (b)           2,901,925

KENTUCKY--1.3%

Perry County, SWDR (TJ International Project) 7%, 6/1/2024                                    3,500,000                3,663,450

MARYLAND--2.6%

Maryland Health and Higher Educational

  Facilities Authority, Revenue

   (The John Hopkins University Issue) 6%, 7/1/2039                                           7,000,000                7,646,100

MASSACHUSETTS--2.0%

Massachusetts Industrial Finance Agency, Revenue

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        5,640,000                5,813,881

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--5.6%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,209,856

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (b)           9,197,711

Michigan Strategic Fund, SWDR

  (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            5,000,000                4,874,250

MINNESOTA--.9%

Minnesota Agricultural and Economic Development Board,

  Health Care System Revenue

   (Fairview Health Services) 6.375%, 11/15/2029                                              2,500,000                2,622,750

MISSISSIPPI--1.6%

Mississippi Business Finance Corp., PCR

   (System Energy Resource Inc. Project) 5.875%, 4/1/2022                                     5,000,000                4,743,200

MISSOURI--3.2%

Health and Educational Facilities Autthoriity of the State of Missouri,

  Health Facilities Revenue (Saint Anthony's Medical Center)

   6.25%, 12/1/2030                                                                           2,500,000                2,573,300

The Industrial Development Authority of the City of Saint Louis,

  Senior Lien Revenue

  (Saint Louis Convention Center Headquarters Hotel Project):

      7.20%, 12/15/2028                                                                       1,500,000                1,576,140

      7.25%, 12/15/2035                                                                       3,000,000                3,139,440

Missouri Housing Development Commission, Mortgage Revenue

   (Single Family- Homeownersip Loan) 6.30%, 9/1/2025                                         2,000,000                2,104,640

NEVADA--5.6%

Clark County, IDR:

   (Nevada Power Co. Project) 5.90%, 10/1/2030                                                4,000,000                3,595,440

   (Southwest Gas Corp.):

      7.50%, 9/1/2032                                                                         3,000,000                3,107,010

      6.50%, 12/1/2033                                                                        5,300,000                5,304,664

      6.10%, 12/1/2038 (Insured; AMBAC)                                                       4,000,000                4,290,960

NEW HAMPSHIRE--2.6%

New Hampshire Industrial Development Authority, PCR

   (Public Service Co. Project) 7.65%, 5/1/2021                                               7,500,000                7,661,175

NEW MEXICO--1.0%

Farmington, PCR (Public Service Co. San Juan)

   6.30%, 12/1/2016                                                                           3,000,000                3,013,050


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--2.0%

Monroe Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue

   6.375%, 6/1/2035                                                                           2,500,000                2,592,500

New York City 8.25%, 11/15/2010

   (Prerefunded 11/15/2001)                                                                   3,000,000  (b)           3,139,860

NORTH CAROLINA--.9%

North Carolina Housing Finance Agency (Home Ownership)

   6.25%, 1/1/2029                                                                            2,500,000                2,624,475

NORTH DAKOTA--.1%

North Dakota Housing Finance Agency,

   SFMR 8.30%, 1/1/2012                                                                         319,400                  324,622

OHIO--2.1%

Cuyahoga County, Hospital Improvement Revenue

   (The Metrohealth System Project) 6.125%, 2/15/2024                                         5,000,000                5,049,350

Ohio Housing Finance Agency, Residential Mortgage Revenue

   5.75%, 9/1/2030                                                                            1,000,000                1,022,970

OKLAHOMA--.9%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,648,775

PENNSYLVANIA--2.1%

Pennsylvania Economic Development Financing Authority:

  Exempt Facilities Revenue (Amtrak Project)

      6.375%, 11/1/2041                                                                       2,500,000                2,524,550

   RRR (Northampton Generating Project) 6.60%, 1/1/2019                                       3,500,000                3,477,845

SOUTH CAROLINA--3.1%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               2,500,000                2,625,525

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  879,938

   5.25%, 1/1/2021                                                                            3,000,000                2,672,940

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Asset--Backed Bonds

   6.375%, 5/15/2028                                                                          2,900,000                2,883,441

TEXAS--6.4%

Alliance Airport Authority Inc., Special Facilities Revenue

   (American Airlines Inc. Project) 7.50%, 12/1/2029                                          2,375,000                2,427,084

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue

   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,500,000                2,513,200

Gregg County Health Facilities Development Corp., HR

  (Good Shepherd Medical Center Project)

   6.375%, 10/1/2025                                                                          2,500,000                2,681,875

Port of Corpus Christi Authority, Nueces County,

   General Revenue (Union Pacific) 5.65%, 12/1/2022                                           4,000,000                3,583,840

Texas, Veterans Housing Assistance Program

   6.10%, 6/1/2031                                                                            7,000,000                7,382,620

UTAH--2.2%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           3,485,000                3,535,567

   Zero Coupon, 8/15/2024                                                                     1,080,000                  208,116

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               2,490,000                2,598,240

VERMONT--1.1%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            3,000,000                3,175,890

WASHINGTON--2.5%

Public Utility District No. 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          2,000,000                2,111,800

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,234,800

WEST VIRGINIA--4.3%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,113,100

   5.80%, 6/1/2027                                                                            7,450,000                7,502,821

WISCONSIN--3.1%

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                                5,750,000                4,951,325

Wisconsin Housing and Economic Development Authority,

   Home Ownership Revenue 5.75%, 9/1/2028                                                     4,000,000                4,055,720

WYOMING--1.1%

Sweetwater County, SWDR (FMC Corp. Project)

   7%, 6/1/2024                                                                               3,000,000                3,060,660



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--4.5%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      6.87%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (c,d)         3,846,960

      6.87%, 7/1/2038                                                                         5,000,000  (c,d)         4,808,700

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certficates

   6.975%, 7/1/2015                                                                           4,000,000  (c,d)         4,271,560
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $277,663,080)                                                             98.3%              285,874,689

CASH AND RECEIVABLES (NET)                                                                         1.7%                5,050,097

NET ASSETS                                                                                       100.0%              290,924,786

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                       Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                       Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

MBIA                Municipal Bond Investors Assurance
                       Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              24.7

AA                               Aa                              AA                                               17.8

A                                A                               A                                                24.0

BBB                              Baa                             BBB                                              26.5

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     7.0

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
     2001, THESE SECURITIES AMOUNTED TO $12,927,220 OR 4.4% OF NET ASSETS.

(D)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT MARCH 31, 2001, THE FUND HAD $76,717,346 (26.4%) OF NET ASSETS INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           277,663,080   285,874,689

Cash                                                                    230,535

Interest receivable                                                   5,165,783

Prepaid expenses                                                         23,199

                                                                    291,294,206
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           185,681

Dividend payable to Preferred Shareholders                               27,669

Commissions payable                                                       8,091

Accrued expenses and other liabilities                                  147,979

                                                                        369,420
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,924,786
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A and B, par value $.001 per share
  (4,000 shares issued and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   100,000,000

Common Stock, par value, $.001 per share
  (20,382,927 shares issued and outstanding)                             20,383

Paid-in capital                                                     188,610,337

Accumulated undistributed investment income--net                        187,160

Accumulated net realized gain (loss) on investments                 (6,104,703)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              8,211,609

Net assets applicable to common shareholders                        190,924,786
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,924,786
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Capital Stock authorized)     20,382,927

NET ASSET VALUE, per share of Common Stock                                 9.37

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,711,006

EXPENSES:

Management fee--Note 3(a)                                              995,547

Commission fees--Note 1                                                132,880

Legal fees                                                              88,821

Shareholder servicing costs--Note 3(b)                                  25,465

Prospectus and shareholders' reports                                    22,513

Auditing fees                                                           20,083

Registration fees                                                       14,500

Custodian fees--Note 3(b)                                               10,508

Directors' fees and expenses--Note 3(c)                                  5,197

Interest expense--Note 2                                                   214

Miscellaneous                                                           21,760

TOTAL EXPENSES                                                       1,337,488

INVESTMENT INCOME--NET                                               7,373,518
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                673,185

Net unrealized appreciation (depreciation) on investments           10,389,065

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,062,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,435,768

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,373,518          15,074,014

Net realized gain (loss) on investments           673,185          (1,054,513)

Net unrealized appreciation (depreciation)
   on investments                              10,389,065            (662,672)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,435,768          13,356,829
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                  (5,381,093)         (10,762,185)

Preferred Stock                               (1,951,677)          (4,007,246)

TOTAL DIVIDENDS                               (7,332,770)         (14,769,431)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Offering cost to paid-in capital resulting
   from the issuance of Preferred Stock           30,000             (110,503)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                     30,000             (110,503)

TOTAL INCREASE (DECREASE) IN NET ASSETS       11,132,998           (1,523,105)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           279,791,788          281,314,893

END OF PERIOD                                 290,924,786          279,791,788

Undistributed investment income--net              187,160              146,412
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                   --                   --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and, with respect to common stock, market price data for the fund's common shares.


                                          Six Months Ended
                                            March 31, 2001                                Year Ended September 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  8.82          8.90          9.71          9.55           9.60          9.74

Investment Operations:

Investment income--net                                 .36           .74           .53           .55            .61           .64

Net realized and unrealized
   gain (loss) on investments                          .55          (.08)         (.73)          .21           (.02)         (.16)

Total from Investment Operations                       .91           .66          (.20)          .76            .59           .48

Distributions:

Dividends from
   investment income--net:
   Common Stock                                       (.26)         (.53)         (.54)         (.60)          (.64)         (.62)
   Preferred Stock                                    (.10)         (.20)         (.01)           --            --            --

Total Distributions                                   (.36)         (.73)         (.55)         (.60)          (.64)         (.62)

Capital Stock transaction--net
   effect of Preffered Stock offering                  .00(a)       (.01)         (.06)           --            --             --

Net asset value, end of period                         9.37         8.82          8.90          9.71           9.55          9.60

Market value, end of period                            8.85        7 7/8         7 5/8       9 11/16         10 3/8        9 9/16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (b)                                  32.25(c)     10.71        (16.35)         (.69)         15.90          8.83


                                          Six Months Ended
                                            March 31, 2001                               Year Ended September 30,
                                                                  ------------------------------------------------------------------
                                                (Unaudited)       2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable to
   Common Stock                                1.45(c,d,e)        1.48(d,e)      .85(d,e)       .82             .82          .83

Ratio of net investment
   income to average
   net assets applicable to
   Common Stock                                7.98(c,d,e)        8.64(d,e)     5.72           5.75            6.36         6.61

Portfolio Turnover Rate                        8.41(f)           22.47         35.55           8.84           10.67         8.56

Asset coverage of Preferred Stock,
   end of period                                 291               280           281            --             --            --

Net Assets, net of Preferred stock,
   end of period ($ x 1,000)                 190,925            179,792      181,315        197,505        193,578       193,165

Preferred Stock outstanding,
   end of period ($ x 1,000)                 100,000            100,000      100,000            --             --            --

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B)  CALCULATED BASED ON MARKET VALUE.

(C)  ANNUALIZED.

(D)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(E)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
     INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .94% AND 5.18%,
     RESPECTIVELY, FOR THE SIX MONTHS ENDED MARCH 31, 2001, .94% AND 5.49%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND .84% AND 5.63%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DMF.

The fund issued 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the
broker-dealer    in    an    auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Martin D. Fife and Whitney I. Gerard to represent holders of APS on the fund's Board of Directors.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on
investments,    is    earned    from    settlement    date    and
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On March 29, 2001, the Board of Directors declared a cash dividend to Common Shareholders of $.044 per share from investment income-net, payable on April 27, 2001 to Common Shareholders of record as of the close of business on April 12, 2001.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. The dividend rates in effect at March 31, 2001 were as follows:
Series A 3.35% and Series B 3.40%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The  fund  has  an  unused  capital  loss  carryover of approximately $6,148,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $5,000,000 of the carryover
expires   in   fiscal   2004   and   $1,148,000   expires   in   fiscal   2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

During the period ended March 32, 2001, the fund did not borrow under the line of credit.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2001.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2000, the fund was charged $25,465 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $10,508 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $26,532,759 and $23,423,736, respectively.

At  March  31,  2001, accumulated net unrealized appreciation on investments was
$8,211,609,   consisting   of  $13,529,563  gross  unrealized  appreciation  and
$5,317,954 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES

OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife*

Whitney I. Gerard*

Arthur A. Hartman

George L. Perry

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Robert R. Mullery

Assistant Secretary

      Steven F. Newman

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank N.A. (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                                        The Fund

                      For More Information


                        Dreyfus Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2001 Dreyfus Service Corporation                                  424SA0301